                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1
(File No.        ) of our report dated February 3, 1997, on our audit of the financial statements of Midcontinent Broadcasting Co. of Wisconsin, Inc. We also consent to the reference to our firm under the caption "Experts".

                                              /s/ COOPERS & LYBRAND L.L.P.

Milwaukee, Wisconsin
April 15, 1997